Exhibit 10.43

HHSC Contract No. 65M1015HPC

STATE OF TEXAS

COUNTY OF TRAVIS

AMENDMENT 6
TO THE AGREEMENT BETWEEN THE
HEALTH & HUMAN SERVICES COMMISSION
AND
AMERIGROUP TEXAS, INC.
FOR HEALTH SERVICES
TO THE
MEDICAID STAR+PLUS PROGRAM
IN THE
HARRIS SERVICE DELIVERY AREA

     THIS CONTRACT AMENDMENT (the “Amendment”) is entered into between the HEALTH & HUMAN SERVICES COMMISSION (“HHSC”), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. (“HMO”), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 1200 E. Copeland Rd. Suite 200, Arlington, TX 76011 HHSC and CONTRACTOR may be referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

     The Parties hereby agree to amend their Agreement as set forth herein.

ARTICLE 1. PURPOSE.

Section 1.01 Authorization.

     This Amendment is executed by the Parties in accordance with Article 15.2 of the Agreement.

Section 1.02 Effective Date.

     Except as otherwise provided in this Amendment, the provisions of this Amendment are effective on May 1, 2004.

ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

Section 2.01 Modification to Article 2, Definitions

The following provisions amend and supplement the definitions set forth in Article 2, Definitions, as follows:

               Court-ordered Commitment means a commitment of a STAR +PLUS Member to a psychiatric facility for treatment that is ordered by a court of law pursuant to the Texas Health and Safety Code, Title VII, Subtitle C, or a placement in a state-operated facility as a condition of probation, as authorized by the Texas Family Code.

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               Health-related Materials are materials that are developed by the HMO or obtained from a third party relating to the diagnosis or treatment of medical conditions.

Section 2.02 Modification to Article 3, Plan Administrative and Human Resources Requirements

Article 3, Plan Administrative and Human Resources Requirements, is amended by modifying Sections 3.4.1 through 3.4.4, as follows:

               3.4.1 Prior to distribution to (1) Members, (2) prospective Members, (3) providers within HMO’s network, or (4) potential providers whom HMO intends to recruit as network providers, and with the exception of Health-related Materials, HMO must receive written approval from HHSC for all written materials produced or authorized by HMO containing information about the STAR+PLUS Program. Health-related Materials do not need to be submitted for review and approval. Per HHSC request, and on an ad-hoc basis, HMOs will be required to submit a list of Health-related Materials currently being used, or used previously; HHSC may request the review of selected materials from that list. HHSC will provide HMO a reasonable amount of time to respond to such requests, generally no less than 10 business days.

               3.4.2 Member materials must meet cultural and linguistic requirements as stated in Article 8. Unless otherwise required, Member materials must be written at a 4th - 6th grade reading comprehension level, and translated into the language of any major population group, except when HHSC requires HMO to use statutory language (i.e., advance directives, medical necessity, etc.).

               3.4.3 With the exception of Health-related Materials, all plan materials regarding the STAR+PLUS Program, including Member education materials, must be submitted to HHSC for approval prior to distribution. HHSC has fifteen (15) working days to review the materials and recommend any suggestions or required changes. If HHSC has not responded to HMO by the fifteenth (15th) day, HMO may print and distribute these materials. HHSC reserves the right to request HMO to modify plan materials that are deemed approved and have been printed or distributed. These modifications can be made at the next printing unless substantial non-compliance exists, as determined by HHSC. An exception to the fifteen (15) working day timeframe may be requested in writing by HMO for written provider materials that require a quick turn-around time (e.g., letters). HHSC will review such requests within a reasonable amount of time, generally within 5 working days. MSC reserves the right to require revisions to materials if inaccuracies are discovered or if changes are required by changes in policy or law. These changes can be made at the next printing unless substantial non-compliance exists, as determined by HHSC.

               3.4.4 With the exception of Health-related Materials, HMO must send HHSC-approved English versions of HMO’s Member Handbook, Member Provider Directory, newsletters, individual Member letters, and any written information that applies to Medicaid-specific services to TDHS for TDHS to translate into Spanish. TDHS must provide the written and approved translation into Spanish to HMO no later than 15

HHSC Contract	Page 2 of 6	Effective Date: May 1, 2004

working days after receipt of the English version by HHSC. HMO must incorporate the approved translation into their materials. If TDHS has not responded to HMO by the fifteenth day, HMO may print and distribute these materials. HHSC reserves the right to require revisions to materials if inaccuracies are discovered or if changes are required by changes in policy or law. These changes can be made at the next printing, unless substantial non-compliance exists, as determined by HHSC. HMO has the option to use the TDHS translation unit or their own translators for health education materials not containing Medicaid-specific information and for other marketing materials such as billboards, radio spots, and television and newspaper advertisements.

Section 2.03 Modification to Article 4, Fiscal, Financial, Claims, and Insurance Requirements

Article 4, Fiscal, Financial, Claims, and Insurance Requirements, is amended by modifying Sections 4.10.3 and 4.10.6, respectively, as follows:

               4.10.3 HMO and claims processing subcontractors must comply with HHSC’s Texas Medicaid Managed Care Claims Manual (Claims Manual), as amended or modified. The Claims Manual is incorporated herein by reference and contains HHSC’s claims processing and reporting requirements. HHSC will provide the HMO reasonable notice of changes to the Claims Manual. For purposes of this section only, “reasonable notice” will generally mean 60 days advance written notice of systems changes and 30 days advance written notice of other changes, unless in HHSC’s sole discretion, changes in federal or state laws, rules, regulations, or policies warrant a shorter time period for notice.

               4.10.6 All provider clean claims must be adjudicated (finalized as paid or denied adjudicated) within 30 days from the date the claim is received by HMO. HMO must pay providers interest on a claim that is not adjudicated within 30 days from either: (1) the date the HMO receives the clean claim, or (2) the date the claim becomes clean. HMO must pay providers interest at an 18% annual rate, calculated daily for the full period in which the clean claim remains unadjudicated beyond the 30-day claims processing deadline. HMO must comply with the Texas Medicaid Managed Care Claims Manual to determine the principal amount for the interest payment computation. HMO will be held to a minimum performance level of 90% of all clean claims paid or denied within 30 days of receipt and 99% of all clean claims paid or denied within 90 days of receipt. Failure to meet these performance levels is a default under this contract and could lead to damages or sanctions as outlined in Article 17. The performance levels are subject to changes, if required to comply with federal and state laws or regulations.

Section 2.04 Modification to Article 5, Statutory, Regulatory, and Compliance Requirements

Effective February 15, 2004, Article 5, Statutory, Regulatory, and Compliance Requirements, is amended by adding new Section 5.1.4, and by modifying Sections 5.6.1 and 5.6.2, respectively, as set forth below. The attached HUB monthly reporting form replaces the quarterly reporting form included in Attachment B to the Agreement :

HHSC Contract	Page 3 of 6	Effective Date: May 1, 2004

               5.1.4 In accordance with Texas Government Code §2262.003, HMO understands that acceptance of funds under this contract acts as acceptance of the authority of the State Auditor’s Office, or any successor agency, to conduct an audit or investigation in connection with those funds. HMO further agrees to cooperate fully with the State Auditor’s Office or its successor in the conduct of the audit or investigation, including providing all records requested. HMO will ensure that this clause concerning the authority to audit funds received indirectly by subcontractors through HMO and the requirement to cooperate is included in any subcontract it awards.

               5.6 HISTORICALLY UNDERUTILIZED BUSINESS

               5.6.1 In accordance with Texas Government Code Chapter 2161 and 1 TAC § 111.11 et seq. and §392.100 state agencies are required to make a good faith effort to assist Historically Underutilized Businesses (HUBs) in receiving contract awards issued by the State. The goal of this program is to promote full and equal business opportunity for all businesses in contracting with the state. It is HHSC’s intent that all contractors make a good faith effort to subcontract with HUBs during the performance of their contracts.

               Important Note: The Health and Human Services Commission has concluded that HUB subcontracting opportunities may exist in connection with this contract. See Appendix B to the Agreement for the following instructions and form: “Grant/Subcontract Applications Client Services HUB Subcontracting Plan Instructions” (C-IGA) and “Determination of Good Faith Effort for Grant Contracts” (C-DGFE). If an approved HUB Subcontracting Plan is not already on file with HHSC, the HMO shall submit a completed C-DGFE with the signed contract or renewal.

               5.6.2 In accordance with Article 12.11, HMO is required to submit HUB monthly reports in the format set forth in Appendix B to the Agreement. CONTRACTOR must submit retroactive monthly reports for months, beginning December 2003.

               If HMO decides after the award to subcontract any part of the contracted work, the HMO shall notify HHSC Health Plan Manager prior to entering into any subcontract. The HMO shall comply with the good faith effort requirements relating to developing and submitting a modified HUB Subcontracting Plan.

Section 2.05 Modification of Article 6, Scope of Services

Article 6, Scope of Services, is amended by modifying Section 6.6.11, as follows:

               6.6 BEHAVIORAL HEALTH CARE SERVICES — SPECIFIC REQUIREMENTS

               6.6.11 HMO must provide inpatient psychiatric Covered Services to Members under the age of 2I who have been ordered to receive the services by a court of competent jurisdiction under the provisions of Title VII, Subtitle C of the Texas Health and Safety Code, relating to court-ordered commitments to psychiatric facilities, or a placement in a

HHSC Contract	Page 4 of 6	Effective Date: May 1, 2004

state-operated facility as a condition of probation, as authorized by the Texas Family Code.

Section 2.06 Modification of Article 7, Provider Network Requirements

Article 7, Provider Network Requirements, is amended by modifying Section 7.2.8.10, as follows:

               7.2.8.10 All provider clean claims must be adjudicated (finalized as paid or denied adjudicated) within 30 days from the date the claim is received by HMO. HMO must agree to pay the provider interest in accordance with Section 4.10.6 for clean claims that are not adjudicated within 30 days.

Section 2.07 Modification of Article 12, Reporting Requirements

Effective February 15, 2004, Article 12, Reporting Requirements, is amended by modifying Sections 12.2.9, and 12.11, as follows:

               12.2.9 Claims Reports. HMO must comply with Claims Reports submission requirements specified in HHSC’s Texas Medicaid Managed Care Claims Manual. The reports must be submitted to HHSC in a format specified within the Texas Medicaid Managed Care Claims Manual and/or report templates provided by HHSC.

               12.11 HMO must submit monthly reports documenting HMO’s HUB program efforts and accomplishments in a format provided by HHSC.

Section 2.08 Modification of Article 13, Payment Provisions

Article 13, Payment Provisions, is amended by modifying Section 13.1.2; furthermore, Section 13.2.4 is deleted in its entirety, and new Section 13.2.6 is added, as follows:

               13.1.2 The capitation amount by Member risk group has been calculated to be less than the amount payable for providing the same services for an actuarially equivalent population in the regular Medicaid fee-for-service program. The monthly capitation payments, effective September 1, 2003, are as follows:

Monthly Capitation
Member Risk Group	Amounts
CBA Waiver Clients- Dual Eligible	$1503.36
CBA Waiver Clients- Medicaid Only	$3614.67
Other Community Clients- Dual Eligible	$152.54
Other Community Clients- Medicaid Only	$700.61
Nursing Facility Clients- Dual Eligible	$152.54
Nursing Facility Clients- Medicaid Only	$700.61

13.2 EXPERIENCE REBATE TO STATE

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     13.2A [deleted]

     13.2.6 Interest on any experience rebate owed to HHSC shall be charged beginning on the date that the first and/or second settlements are overdue to the date of the respective payment. In addition, if any adjusted amount is owed to HHSC at the final settlement date, then interest is charged on the adjusted amount owed beginning on the second settlement date to the date of the final settlement payment. Interest charged shall be calculated on an annual and simple basis using the current Prime Rate(s) established by the federal government.

ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC and the CONTRACTOR have each caused this Amendment to be signed and delivered by its duly authorized representative.

	AMERIGROUP TEXAS, INC.	HEALTH & HUMAN SERVICES COMMISSION

By:	/s/ Eric M. Yoder	By:	/s/ Albert Hawkins

	Eric M. Yoder		Albert Hawkins
	President & CEO		Executive Commissioner

Date: April 6, 2004		Date: April 26, 2004

HHSC Contract	Page 6 of 6	Effective Date: May 1, 2004

Exhibit 10.43

HHSC Contract No. 65M1015HPC

STATE OF TEXAS

COUNTY OF TRAVIS

AMENDMENT 8
TO THE AGREEMENT BETWEEN THE
HEALTH & HUMAN SERVICES COMMISSION
AND
AMERIGROUP TEXAS, INC.
FOR HEALTH SERVICES
TO THE
MEDICAID STAR+PLUS PROGRAM
IN THE
HARRIS SERVICE DELIVERY AREA

     THIS CONTRACT AMENDMENT (the “Amendment”) is entered into between the HEALTH & HUMAN SERVICES COMMISSION (“HHSC”), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. (“HMO”), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 1200 E. Copeland Rd. Suite 200, Arlington, TX 76011. HHSC and CONTRACTOR may be referred to within this Amendment individually as a “Party” and collectively as the “Parties.”

     The Parties hereby agree to amend their Agreement as set forth herein.

ARTICLE 1. PURPOSE.

Section 1.01 Purpose

     The purpose of this Amendment is to revise the monthly capitation rates, as last defined by Section 2.08 of Amendment 6 to the Agreement of the Parties. The Centers for Medicare and Medicaid (“CMS”) did not approve the monthly capitation rates set forth in Section 2.08 of Amendment 6, thereby making the section invalid and unenforceable by operation of law.

Section 1.02 Authorization.

     This Amendment is executed by the Parties in accordance with Article 15.2 of the Agreement.

Section 1.03 Effective Date.

     This Amendment is effective May 1, 2004.

ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

Section 2.01 Modification of Article 13, Payment Provisions

     Section 13.1.2 is deleted in its entirety and replaced as follows:

     13.1.2 The following table represents the monthly capitation rates applicable to the dates specified below:

HHSC Contract	Page 1 of 2	Effective Date: May 1, 2004

	Monthly Capitation	Monthly Capitation	Monthly Capitation
	Rate	Rate	Rate
	Effective	Effective	Effective
SDA	9/1/03 to 6/30/04	7/1/04 to 7/31/04	8/1/04 to 8/31/04
CBA Waiver Clients- Dual Eligible	1,503.34	1,503.34	1,503.34
CBA Waiver Clients- Medicaid Only	3,556.95	4,191.76	3,614.66
Other Community Clients- Dual Eligible	152.55	152.55	152.55
Other Community Clients- Medicaid Only	684.88	857.91	700.61
Nursing Facility Clients- Dual Eligible	152.55	152.55	152.55
Nursing Facility Clients- Medicaid Only	684.88	857.91	700.61

ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES

     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

     IN WITNESS HEREOF, HHSC and the CONTRACTOR have each caused this Amendment to be signed and delivered by its duly authorized representative.

AMERIGROUP TEXAS, INC.		HEALTH & HUMAN SERVICES COMMISSION

By:	/s/ Eric M. Yoder	By:

	Dr. Eric M. Yoder		Albert Hawkins
	President and CEO		Exectuive Commissioner

Date:	June 11, 2004	Date:

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